Exhibit 10.11

[***] Certain information in this document has been excluded. Such excluded information is not material and is the type that the registrant treats as private or confidential.

ADDENDUM NO. 2

TO PLATFORM SERVICES, TRANSFER AGENT AND REGISTRAR AGREEMENT

This Addendum No. 2 (this “Addendum No. 2”) is made as of the 3rd day of July       , 2024 (the “Addendum Effective Date”) and supplements and amends that certain PLATFORM SERVICES, TRANSFER AGENT AND REGISTRAR AGREEMENT (the “Agreement”) between SECURITIZE, LLC, a Delaware limited liability company (collectively, “Securitize”) and BLACKROCK USD INSTITUTIONAL DIGITAL LIQUIDITY FUND LTD. (the “Issuer” or “BlackRock”). Capitalized terms used but not defined in this Addendum No. 2 shall have the meanings set forth in the Agreement.

WHEREAS, the Issuer and Securitize have entered into the Agreement whereby Securitize is providing transfer agency related services to Issuer (the “Services”);

WHEREAS, the Issuer and Securitize have entered into Addendum No. 1 to the Agreement (“Addendum No. 1”) to address certain operational and framework risks and amend the Agreement; and

WHEREAS, the Issuer and Securitize wish to enter into this Addendum No. 2 to address certain additional items, which add additional obligations on each Party as set forth below.

NOW, THEREFORE, in consideration of the terms and conditions stated herein, the Parties hereto hereby agree as follows:

1.	General Terms. For the purposes of this Addendum No. 2:

1.1. To the extent this Addendum No. 2 includes any additional terms and conditions that may conflict with the Agreement, such terms and conditions in this Addendum No. 2 shall apply in priority to the terms contained in the Agreement.

1.2. The Parties further represent and warrant that this Addendum No. 2 will constitute legal, valid and binding obligations of them enforceable against each of them.

1.3. Upon the Addendum Effective Date, this Addendum No. 2 will be considered part of the Agreement, subject to the rights, obligations and liabilities set forth in the Agreement, including without limitation, any right of either Party to enforce the obligations contained in this Addendum No. 2 pursuant to the terms of the Agreement.

1.4. References herein to actions, consents, approvals or affirmative steps to be taken by Issuer may be taken directly by any appropriately authorized agent of the Issuer, on Issuer’s behalf.

1.5. Complete Understanding; Modification. The Agreement (which includes this Addendum No. 2 and Addendum No. 1) constitutes the complete and exclusive understanding and agreement of the Parties with respect to the subject matter hereof and supersedes all prior understandings and agreements, whether written or oral, with respect to the subject matter hereof. Any waiver, modification or amendment of any provision of the Agreement will be effective only if in writing and signed by the Parties hereto. To the extent that Securitize is already bound by a duty of confidentiality to Issuer, nothing in this Agreement will relieve or diminish those duties.

2.	[***]; Indemnity.

2.1. Reference is hereby made to that certain Master Services Agreement (the “MSA”) executed and entered into by and between Securitize, Inc., a Delaware corporation, which is an affiliate of Securitize (together, with its affiliates, the “Platform Operator”), and [***], a Delaware limited liability company (“[***]”), pursuant to which [***] and its Affiliates have agreed to, among other things, provide certain services in connection with facilitating transmissions of fiat currencies and effecting digital asset transactions for customers of the Platform Operator (collectively, the “[***] Services”). Securitize represents and warrants that Securitize (i) has provided a copy of the MSA, executed by each of the parties thereto, to the Issuer, and (ii) notwithstanding Issuer’s receipt of the MSA and comments thereto, Securitize is solely responsible for the selection, use, monitoring and oversight of [***] and the [***] Services.

2.2. In connection with the MSA, Securitize is seeking Issuer’s consent to use the [***] Services in Securitize’s performance of the Services. Securitize hereby represents and warrants that pursuant to the MSA, [***] has agreed to ensure compliance with AML Laws and Sanctions (each, as defined in Section 9 of the MSA) in connection with the [***] Services, and to, inter alia, adopt, implement, and maintain and follow a reasonable risk-based program to comply with AML Laws and Sanctions, as set forth in Section 9 of the MSA. Securitize agrees with the Issuer that it shall be responsible for all acts and omissions of [***] in connection with the [***] Services, and Securitize hereby agrees to defend, indemnify and hold the Issuer Indemnitees harmless from and against any Losses suffered by any Issuer Indemnitees arising from any breaches by [***] of its representations, warranties and obligations in the MSA, including without limitation, Section 9 thereof, as well as from any Losses incurred by any Issuer Indemnitees arising from the [***] Services. The terms of Section 13.5 of the Agreement shall apply with respect to any such claims for indemnification. Securitize agrees that it shall not amend the MSA in a manner that reduces representations, warranties or obligations of [***] thereunder without the prior written consent of the Issuer. Securitize hereby agrees to provide to the Issuer all information within its control regarding [***]’s compliance with its representations, warranties and obligations in the MSA.

2.3.	Issuer hereby consents to the use of the [***] Services provided that:

a.	Securitize complies with its obligations under this Section 2.

b.	Securitize will ensure that Platform Operator obtains from [***], no less frequently than quarterly, a report, in form and substance reasonably acceptable to the Issuer, which includes a representation from [***] that it has complied with the terms of Section 9 of the MSA. Such report shall include such other information and representations regarding [***]’s compliance with Section 9 of the MSA as is reasonably requested by the Issuer. Securitize shall promptly provide each such report to the Issuer.

c.	At least annually, Securitize will obtain from [***], and deliver to issuer, an executed copy of the AML certification referenced in Section 26(r) of the MSA, a form of which is attached thereto as Schedule C.

d.	Securitize will require [***] to establish a separate [***] financial account for the benefit of clients of the Issuer (the “[***] Account”). As consideration for the continuous maintenance of the separate account directly with [***], Securitize will issue to BlackRock a separate invoice pursuant to the terms of the Agreement in the amount of $[***] per month.

3.	Amendment. Section 3 within Exhibit A of the Agreement is hereby deleted and replaced as follows:

“3.	FEES

Fee:	Amount (USD):	Billed:

Platform Service	Fee [***]	Average AUM for the Month		Monthly Fee	[***]
Fee		From	To

	[***]	[***]	[***]	[***]

Investor Onboarding

Amount USD: One time fee per investor depending on the number of investors at the time onboarding has been completed for each incremental investor.

- $[***] per investor for the first [***] investors.

- $[***] per investor for the [***] investors.

- $[***] per investor for all investors beyond the first [***].

To the extent an investor invests directly into another investment vehicle managed by an affiliate of BlackRock, Inc. (a “BlackRock Affiliated Fund”) and a per investor onboarding fee is paid to Securitize by the BlackRock Affiliated Fund, the amount of the Investor Onboarding fee set forth herein will be lowered by the amounts paid by the BlackRock Affiliated Fund so that the investor fee paid by the Fund and such BlackRock Affiliated Fund shall not exceed $[***] in the aggregate.

Monthly, based on the number of Investors during such month where onboarding has first been completed for such Investor at the [***] rate for such incremental Investor

Billed: Monthly, based on the number of Enhanced Verified Prospective investors during such month where Enhanced Verification onboarding has first been completed for such Enhanced Verified Prospective investor at the [***] rate for such incremental Enhanced Verified Prospective investor.

For purposes of the Investor Onboarding Fee, Securitize shall invoice for each prospective investor only when the Enhanced Verification process are complete for such investor. “Enhanced Verification” shall mean all British Virgin Islands additional onboarding requirements for the Issuer beyond the standard Securitize onboarding requirements.

Blockchain Gas Fees	At cost	Monthly
Additional Blockchain/Share Class Integration	Included in Platform Service Fee
Additional Development Requests

$[***] per hour

To the extent the development item is requested by Issuer (other than the post closing development requests agreed by the parties in the Agreement) and Issuer agrees in advance to compensate Securitize for such development, for each Securitize hour spent on the development request Issuer will pay Securitize for will be paid by Issuer

Monthly
Termination Transition	To the extent Issuer requests termination assistance, for avoidance of doubt the Issuer will continue to pay the applicable monthly Platform Service Fee [***] based on the Average AUM during the month.	Monthly until completion of the transition (3 month minimum)

Securitize will issue invoices for fees on the applicable due dates. Invoices may be sent electronically and delivered to Issuer at:

Issuer:	BlackRock USD Institutional Digital Liquidity Fund Ltd.
Address:	50 Hudson Yards New York, NY 10001 United States
Phone:	[***]
Attention:	[***]
Email:	[***]

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have signed this Addendum No. 2 as of the Addendum Effective Date.

SECURITIZE LLC		BlackRock USD Institutional Digital Liquidity Fund Ltd.

By:	/s/ Jamie	By:	/s/ Noelle Lheureux
Name:	Jamie	Name:	Noelle Lheureux
Title:	President	Title:	Managing Director
Date:	07 / 03 / 2024	Date:	07 / 03 / 2024

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